UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2022, Starbucks Corporation (the “Company”) approved Jill L. Walker’s transition from her role as senior vice president, Corporate Financial Services and chief accounting officer of the Company as a result of her taking an unpaid sabbatical leave from the Company (also known as a Starbucks “Coffee Break”), effective February 25, 2022. As a result of Ms. Walker’s sabbatical leave, effective February 25, 2022, our executive vice president, chief financial officer, Rachel Ruggeri, 52, will be appointed as the Company's principal accounting officer and will continue to serve in her role as the Company’s principal financial officer.

Ms. Ruggeri has served as the Company’s executive vice president, chief financial officer since February 1, 2021. Ms. Ruggeri first joined Starbucks in 2001 as a member of the accounting team, where, in her first year, she had the responsibility of helping to launch the first Starbucks Card. During her combined tenure of 17 years at Starbucks, Ms. Ruggeri has held a variety of finance positions of increasing responsibility, including vice president of Corporate Financial Planning and Analysis, vice president of Finance in support of the U.S. Business, senior vice president of Global Retail, and senior vice president, Finance, Americas. In addition to her time at Starbucks, Ms. Ruggeri served as the senior vice president and chief financial officer of Continental Mills, Inc., a maker of breakfast, baking, and snack brands, from August 2018 to May 2020.

In connection with her appointment, Ms. Ruggeri’s compensation will remain unchanged. Details regarding the Company’s executive compensation program are included in the Compensation Discussion and Analysis section of the Company’s definitive proxy statement for the 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 28, 2022.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Ruggeri and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are no transactions in which Ms. Ruggeri has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	February 10, 2022
		By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president, general counsel